UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 25, 2008
Date of Report (date of earliest event reported)

Douglas Emmett, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-33106	20-3073047
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer identification No.)

808 Wilshire Boulevard, Suite 200, Santa Monica, California 90401
(Address of principal executive offices) (Zip Code)

(310) 255-7700
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee of the Board of Directors of Douglas Emmett, Inc. approved the payment of 2007 incentive bonuses for senior employees, including its named executive officers, in the form of options and LTIPUnits under the Company’s 2006 Equity Incentive Plan.  Such grants were made on January 25, 2008, with the exercise price and valuation based on the closing price on that date.  The grants vested one quarter on grant, with the remainder vesting over three years.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused thisreport to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 31, 2008	DOUGLAS EMMETT, INC.
By: William Kamer Chief Financial Officer